UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents Tax-Free Fund IV, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 23, 2026

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

[●], 2026

Dear Shareholder:

A Special Meeting of Shareholders (the “Special Meeting”) of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund” or “PRRTFF IV”) is scheduled to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on [●], 2026, at [●] (Eastern Time). Shareholders will be able to vote and pose questions regardless of how they may choose to attend the Special Meeting by following the instructions provided in the Proxy Statement and enclosed proxy card(s). To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date (as defined below). In order to vote at the Special Meeting in person, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner (your shares are held in an account at a bank, broker, dealer or other nominee), hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to attend the Special Meeting virtually, you must pre-register for the Special Meeting no later than [●], 2026 at [●] (Eastern Time) by visiting [●] and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting.

At this meeting, you will be asked to consider and vote for the Fund to (1) cease operations as an investment company (“Proposal 1”) and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders (“Proposal 2” and together with Proposal 1, the “Proposals”).

Starting in 2021, Ocean Capital LLC (“Ocean Capital”) and certain related individuals launched campaigns to nominate new directors at the Fund and affiliates of the Fund within the same fund complex where Ocean Capital advocated, in part, for improved governance at these funds. The 2021 Annual Meeting of Shareholders of the Fund (the “2021 Annual Meeting”) was initially scheduled to be held on December 21, 2021, but had been adjourned over twenty times for failure to reach a quorum. Following its nominations at the 2021 Annual Meeting, Ocean Capital submitted director nominations for the 2024 Annual Meeting of Shareholders of the Fund (the “2024 Annual Meeting”), which was held on July 17, 2025. The Fund’s shareholders voted in favor of Ocean Capital’s nominees at the 2024 Annual Meeting and Ocean Capital’s nominees were seated as directors of the Fund following the inspectors of election for the 2024 Annual Meeting’s certification of the results of the election on July 17, 2025. For the 2025 Annual Meeting of Shareholders of the Fund (the “2025 Annual Meeting”), Ocean Capital submitted director nominations and a shareholder proposal to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico (“UBS”) within sixty days of certification of the results of the shareholder meetings (the “Adviser Termination Proposal”). The Fund’s shareholders voted in favor of Ocean Capital’s nominees and the Adviser Termination Proposal at the 2025 Annual Meeting held on January 8, 2026, and Ocean Capital’s nominees were seated as directors of the Fund following the inspectors of election for the 2025 Annual Meeting’s certification of the results of such elections on January 13, 2026 (the “2025 Meeting Certification”). Since this time, UBS and the Fund have agreed that the termination date for the investment advisory and management agreements between the Fund and UBS is March 2, 2026 (the “Adviser Termination Date”). By virtue of the determinations reached at the 2024 Annual Meeting and 2025 Annual Meeting, the 2021 Annual Meeting—and the order of business prescribed in its agenda—had been rendered permanently moot and without legal force or effect. On January 27, 2026, the Fund announced the cancellation of the 2021 Annual Meeting.

Following shareholders’ approval of the Adviser Termination Proposal at the 2025 Annual Meeting, the Board of Directors of the Fund (the “Board” and each member of the Board, a “Director”) undertook a review of the options available to the Fund. As part of this review, the Board examined the ongoing operating costs of the Fund relative to the Fund’s asset base. As of the date hereof, the Fund has a net asset base of approximately $[•] and an expense ratio of approximately [•]%. Moreover, as a consequence of its status as a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to regulatory and compliance costs, including costs related to legal services, custody services, administration and audit fees and expenses, filing required periodic reports, and certain other fixed and variable costs. These costs are borne indirectly by shareholders of the Fund. Against this backdrop, the Fund’s shares have limited secondary market trading opportunities for shareholders to obtain liquidity with respect to their shares of the Fund and have traded at a substantial discount to net asset value (“NAV”). In this context, the Board views the potential opportunity for shareholders to realize a liquidity event at NAV (less amounts reserved for future costs and expenses of the Fund) for their shares as a favorable outcome to shareholders. In addition, the Board reviewed the viability of a potential merger of the Fund with and into an open-end fund (the “Potential Merger”). After careful consideration of the expected timing, costs, uncertainties and other factors related to the Potential Merger, the Board determined that the Potential Merger is not a feasible option for the Fund. The Board also considered a conversion of the Fund into an open-end fund, but given its size and limited growth prospects determined that this is not a viable alternative.

Following the termination of UBS as the Fund’s investment adviser on the Adviser Termination Date, the Fund would be without a long-term investment adviser. During its process of reviewing options available to the Fund, the Board identified Atlas Asset Management, LLC (“Atlas”), a registered investment adviser that provides investment advisory services for individuals and institutional clients, as a suitable adviser to manage the Fund’s securities on a temporary basis and, accordingly, on February 19, 2026, the Board approved an interim investment advisory agreement between the Fund and Atlas, and the Fund subsequently entered into the interim investment advisory agreement with Atlas, effective March 3, 2026, for the management of the Fund’s portfolio on a temporary basis. The interim advisory agreement may be in place until July 31, 2026.

After considering the Fund’s disproportionately high expenses in comparison to its size, the opportunity to provide a liquidity event, and the lack of a feasible strategic alternative, the Board unanimously declared it advisable that the Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

Under the 1940 Act, shareholders of the Fund must approve the foregoing actions by a vote of a majority of the outstanding voting securities of the Fund. Within the current context, and pursuant to the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

The Board, therefore, recommends that the shareholders of the Fund vote “FOR” the Fund to cease operations as an investment company on Proposal 1 and “FOR” the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders on Proposal 2.

The Board knows of no other business to be presented for consideration at the Special Meeting. As this is a special meeting, no additional business may be conducted beyond items listed in the Notice of Special Meeting. If, however, any other matters, including adjournments, are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

The Board recommends that you vote “FOR” Proposal 1 and Proposal 2. However, before you vote, please read the full text of the Proxy Statement for an explanation of each proposal.

Your vote on this matter is important. Even if you plan to attend and vote at the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the internet. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by [●], 2026.

Sincerely,

Ethan A. Danial

Chairman of the Board

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Who is making this solicitation?
A.	This solicitation is made on behalf of the Board for the purpose set forth in the accompanying Notice of Special Meeting.
Q.	What matters will be voted on at the Special Meeting?
A.	Shareholders of the Fund are being asked to consider and vote for the Fund to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. The Board unanimously recommends that shareholders vote “FOR” the Fund to cease operations as an investment company and “FOR” the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.
Q.	Why does the Board recommend that shareholders approve the Proposals?
A.

Following shareholders’ approval of the Adviser Termination Proposal at the 2025 Annual Meeting, the Board undertook a review of the options available to the Fund. As part of this review, the Board considered the high and ongoing operating costs of the Fund relative to the Fund’s asset base, as well as the potential opportunity for shareholders to realize liquidity at NAV (less amounts reserved for future costs and expenses of the Fund) for their shares as a favorable outcome to shareholders. The Board further noted that pursuing a Potential Merger is not a feasible option for the Fund at this time due to the expected timing, costs, uncertainties and other factors related to a Potential Merger and in light of the approaching Adviser Termination Date and ongoing operating expenses of the Fund. After considering the Fund’s disproportionately high expenses in comparison to its size, the opportunity to provide a liquidity event, and the lack of a feasible strategic alternative, the Board unanimously declared it advisable that the Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

Q.	What factors did the Board consider in recommending that shareholders vote “FOR” each of the Proposals?
A.	The Board considered a variety of factors in recommending that shareholders vote “FOR” each of the Proposals, including: (i) the Fund’s costs and limited growth prospects; (ii) the opportunity for the Fund’s shareholders to realize a liquidity event at NAV (less amounts reserved for future costs and expenses of the Fund); (iii) tax consequences; and (iv) the lack of viable alternative options at the present time, including a Potential Merger.
Q.	What will happen if the Proposals are approved at the Special Meeting?

A.

If shareholders approve Proposal 1 with respect to the Fund, the Fund will apply for deregistration under the 1940 Act, and cease doing business as an investment company (including ceasing to invest assets in accordance with the Fund’s investment objectives). Although there is no assurance that the U.S. Securities and Exchange Commission (the “SEC”) will issue such an order or that such approval will be granted, it is expected that the SEC will issue an order approving the deregistration of such Fund if the Fund is no longer doing business as an investment company.

If shareholders approve Proposal 2 with respect to any Fund, that Fund will set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable obligations of the Fund and make one or more dividend payments to shareholders. The amounts of any dividend(s) to be paid to shareholders of the Fund will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below, and may be limited to amounts that can be declared as dividends by the Board pursuant to applicable Puerto Rico law.

Q.	What will happen if the Proposals are not approved at the Special Meeting?
A.

If shareholders do not approve Proposal 1 with respect to the Fund, the Fund likely will continue to be subject to the 1940 Act.

If shareholders do not approve Proposal 2 with respect to the Fund, the Fund will retain its assets and be required to continue to operate in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting the Proposals or alternative plan(s) to shareholders for consideration. The Proposals are not contingent upon each other and the Board will consider any future action independently.

Q.	Will the Fund pay for the expenses associated with the Proposals and this Proxy Statement?
A.	Yes, the costs and expenses associated with the Proposals and this Proxy Statement (including legal, printing and proxy solicitation expenses) will be paid by the Fund. If approved, transaction costs associated with the Fund ceasing operations as an investment company and paying the dividend to shareholders will also be paid by the Fund.
Q.	Who is eligible to vote?
A.	Shareholders of the Fund as of the close of business on [•], 2026 (the “Record Date”) are eligible to vote at the Special Meeting with respect to Proposal 1 and Proposal 2 for the Fund. Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on the Record Date.
Q.	Whom do I call if I have questions?
A.	If you need more information, or have any questions about voting, please call [•], the Fund’s proxy solicitor, toll free at [•].
Q.	How do I vote my shares?
A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can authorize your proxy to vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. For information on how to attend and vote at the Special Meeting in person or virtually, see “How can I attend and vote at the Special Meeting?” below.

Q.	How can I attend and vote at the Special Meeting?

A.

The Special Meeting is scheduled to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on [●], 2026, at [●] (Eastern Time).

To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date. All in-person attendees will also be required to follow any security protocols issued by the building where the Special Meeting is held. Shareholders are not required to pre-register to attend the Special Meeting in person. If you are a shareholder of record that held shares as of the Record Date, you may vote your shares in person (by ballot) at the Special Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the Special Meeting. If you are a beneficial owner and want to vote in person at the Special Meeting, then you will need to obtain a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date.

In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to virtually attend the Special Meeting, you must pre-register for the Special Meeting no later than [●], 2026 at [●] (Eastern Time) by visiting [●] and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by [●], 2026.

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

[●], 2026

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled To Be Held [●], 2026

To the shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc.:

A Special Meeting of Shareholders (the “Special Meeting”) of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”) is scheduled to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on [●], 2026, at [●] (Eastern Time), for the following purposes:

Proposal 1:	For the Fund to cease operations as investment companies (“Proposal 1”).
Proposal 2:	For the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders (“Proposal 2” and together with Proposal 1, the “Proposals”).

The Board of Directors of the Fund (the “Board” and each member of the Board, a “Director”) knows of no other business to be presented for consideration at the Special Meeting. As this is a special meeting, no additional business may be conducted beyond items listed in the Notice of Special Meeting. If, however, any other matters, including adjournments, are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

The Board has fixed the close of business on [•], 2026 as the record date (the “Record Date”) for the determination of the shareholders of record of the Fund entitled to notice of and to vote at the Fund’s Special Meeting and any adjournment or postponement thereof.

The Board unanimously recommends that you vote on the enclosed proxy card “FOR” both Proposal 1 and Proposal 2.

This Proxy Statement was first mailed to shareholders of the Fund on or about on [●], 2026.

Please read this Proxy Statement carefully and vote on the enclosed proxy card or by internet or telephone as recommended by the Board. Whether or not you expect to attend the Special Meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed proxy card or vote by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [●], 2026:

Our Proxy Statement is attached. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement and the proxy card(s), and by notifying you of the availability of these proxy materials on the internet. This Notice of Special Meeting of Shareholders and the attached Proxy Statement are available on the internet at [●].

By order of the Board,

Ivelisse M. Ortiz Moreau

Secretary

San Juan, Puerto Rico

[●], 2026

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 23, 2026

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

[●], 2026

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Special Meeting to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast at [●] (Eastern time) on [●], 2026, and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders should review the entire Proxy Statement before voting on the Proposals. This Proxy Statement and the accompanying materials are being mailed by the Board on or about [●], 2026.

The Fund is organized as a Puerto Rico corporation. The Fund is a registered investment company under the Investment Company Act of 1940 (as amended, the “1940 Act”).

Shareholders of record of the Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting of the Fund. With respect to the Proposals, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders are not entitled to any appraisal rights as the result of the consideration of the Proposals at the Special Meeting.

The number of shares of the Fund outstanding as of the close of business on the Record Date is shown under the section titled, “Ownership of Shares of the Fund” of this Proxy Statement.

You may vote your shares by telephone at or via the internet by following the instructions on your enclosed proxy card(s), or you can authorize your proxy to vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope.

Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which you as a shareholder have specified a choice on your proxy, your shares will be voted accordingly.

If a proxy card is properly executed and returned and no choice is specified with respect to the Proposals for the Fund, the shares will be voted “FOR” the Fund to cease operations as investment company under Proposal 1 and “FOR” the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders under Proposal 2. Shareholders who execute a proxy card or provide voting instructions by telephone or over the internet may revoke them with respect to a Proposal (i) by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive office of the Fund at the address above), (ii) by delivering a duly executed proxy bearing a later date or (iii) by attending a Special Meeting and voting in person or virtually, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date. In order to vote at the Special Meeting in person, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner (your shares are held in an account at a bank, broker, dealer or other nominee), hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date.

In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to virtually attend the Special Meeting, you must pre-register for the Special Meeting no later than [●], 2026 at [●] (Eastern Time) by visiting [●] and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund’s fiscal year end is set forth in the section titled, “Fund’s Fiscal Year End as of the Record Date” of this Proxy Statement. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by writing to [●] at the address set forth on the first page of this Proxy Statement or by calling toll-free at [●]. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at [●], and on the EDGAR Database on the SEC’s internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Special Meeting. The presence at the Fund’s Special Meeting in person or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum.

Approval of each of the Proposals with respect to the Fund requires the vote of a majority of the outstanding voting securities of the Fund. Within the current context, and pursuant to the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

Votes cast by proxy, in person or virtually at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election, who are employees of [•] will determine whether or not a quorum is present at the Special Meeting.

The inspectors of election will treat abstentions as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter because the proposal is considered non-routine under the rules of the New York Stock Exchange. The Proposals are considered “non-routine” under the rules of the New York Stock Exchange. Accordingly, because shareholders are being asked to vote only on non-routine proposals, there will be no broker non-votes at the Special Meeting.

If you hold your shares directly (i.e., not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” the Fund to cease operations as an investment company under Proposal 1 and “FOR” the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders under Proposal 2. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each of the Proposals before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client on or prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposals.

Abstentions and broker non-votes, if any, will be treated as votes “AGAINST” the Proposals. As noted above, broker non-votes are not expected with respect to the Proposals.

Adjournments and Postponements

With respect to the Fund’s Special Meeting, the action of the majority of the shares represented at the Special Meeting may adjourn the Special Meeting from time to time without notice if a quorum is not present.

If a quorum of the Fund’s shareholders is not present at the Fund’s Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxies in the attached proxy card(s) may propose one or more adjournments of the Fund’s Special Meeting(s) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of shares represented at the Special Meeting or represented by proxy. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

The Special Meeting with respect to the Fund may be postponed prior to the Special Meeting. If the Special Meeting is postponed, the Fund will give notice of the postponement to shareholders.

Attending and Participating in the Special Meeting

The Special Meeting will be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on [●], 2026, at [●] (Eastern Time). Shareholders will be able to vote and pose questions regardless of how they may choose to attend the Special Meeting by following the instructions provided below.

To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date. All in-person attendees will also be required to follow any security protocols issued by the building where the Special Meeting is held. Shareholders are not required to pre-register to attend the Special Meeting in person. If you are a shareholder of record that held shares as of the Record Date, you may vote your shares in person (by ballot) at the Special Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the Special Meeting. If you are a beneficial owner (your shares are held in an account at a bank, broker, dealer or other nominee) and want to vote in person at the Special Meeting, then you will need to obtain a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Alternatively, shareholders can vote by following the instructions on your enclosed proxy card(s). Shareholders attending the Special Meeting in person will have an opportunity to ask questions during the Special Meeting.

In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to virtually attend the Special Meeting, you must pre-register for the Special Meeting no later than [●], 2026 at [●] (Eastern Time) by visiting [●] and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting, please email [●].

BACKGROUND TO THE PROPOSALS

Puerto Rico Residents Tax-Free Fund IV, Inc. is organized as a Puerto Rico corporation. The Fund was originally organized on September 29, 1995 and commenced operations on February 29, 1996. The investment objective of the Fund is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. As of [•], 2026, the Fund’s total managed assets were $[•].

Following shareholders’ approval of the Adviser Termination Proposal at the 2025 Annual Meeting, the Board undertook a review of the options available to the Fund. As part of this review, the Board examined the ongoing operating costs of the Fund relative to the Fund’s asset base. As of the date hereof, the Fund has a net asset base of approximately $[•] and an expense ratio of approximately [•]%. Moreover, as a consequence of its status as a registered investment company under the 1940 Act, the Fund is subject to regulatory and compliance costs, including costs related to legal services, custody services, administration and audit fees and expenses, filing required periodic reports, and certain other fixed and variable costs. These costs are borne indirectly by shareholders of the Fund. Against this backdrop, the Fund’s shares have limited secondary market trading opportunities for shareholders to obtain liquidity with respect to their shares of the Fund and have traded at a substantial discount to NAV. In this context, the Board views the potential opportunity for shareholders to realize a liquidity event at NAV (less amounts reserved for future costs and expenses of the Fund) for their shares as a favorable outcome to shareholders. In addition, the Board reviewed the viability of a potential merger of the Fund with and into an open-end fund (the “Potential Merger”). After careful consideration of the timing, costs, uncertainties and other factors related to the Potential Merger, the Board determined that the Potential Merger is not a feasible option for the Fund. The Board also considered a conversion of the Fund into an open-end investment company, but given its size and limited growth prospects determined that this is not a viable alternative.

Following the termination of UBS as the Fund’s investment adviser on the Adviser Termination Date, the Fund would be without a long-term investment adviser. During its process of reviewing options available to the Fund, the Board identified Atlas Asset Management, LLC (“Atlas”), a registered investment adviser that provides investment advisory services for individuals and institutional clients, as a suitable adviser to manage the Fund’s securities on a temporary basis and, accordingly, on February 19, 2026, the Board approved an interim investment advisory agreement between the Fund and Atlas, and the Fund subsequently entered into the interim investment advisory agreement with Atlas, effective March 3, 2026, for the management of the Fund’s portfolio on a temporary basis. The interim advisory agreement may be in place until July 31, 2026.

After considering the Fund’s disproportionately high expenses in comparison to its size, the opportunity to provide a liquidity event, and the lack of a feasible strategic alternative, the Board unanimously declared it advisable that the Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

Board Considerations in Declaring it Advisable that the Fund Seek the Approval of its Shareholders to Cease Operations as an Investment Company and Pay a Dividend to Shareholders with the Proceeds of the Sale(s) of Substantially All of the Fund’s Securities.

In approving and recommending that shareholders of the Fund vote to approve the Proposals, the Board considered the following factors, among others, with respect to the Fund, and determined that the factors collectively supported the recommendation that the Fund should cease to operate as an investment company and, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

1.	Costs and Limited Growth Prospects. The Fund is subject to ongoing annual operating costs that are high relative to its current and ongoing asset base. As of [•], 2026, the Fund has a net asset base of approximately [•] and an expense ratio of approximately [•]%. Moreover, as a consequence of its status as a registered investment company under the 1940 Act, the Fund is subject to regulatory and compliance costs, including costs related to legal services, custody services, administration and audit fees and expenses, filing required periodic reports, and certain other fixed and variable costs. These costs are borne indirectly by shareholders of the Fund. Given the size of the asset base for the Fund, the Board believes it is not practicable or advisable for the Fund to continue to incur these costs, which are largely incurred on account of the Fund being regulated under the 1940 Act. Furthermore, the Fund has not offered new shares since it became a registered investment company under the 1940 Act on May 21, 2021. Given its focused investment strategy, the Board believes that there are limited opportunities to grow this Fund. Due to the impracticability of the Fund having to bear those ongoing and variable costs, the relatively small asset base of the Fund, and the Fund’s focused investment strategy, the Board believes that it is in the best interests of the Fund’s shareholders for the Fund to cease operations as investment companies.
2.	Realization of Liquidity Event at NAV. If approved by the Fund’s shareholders, the sale of substantially all of the Fund’s securities and the dividend payment to shareholders would allow shareholders of the Fund to realize a liquidity event at NAV (less amounts reserved for future costs and expenses of the Fund) for their shares, which would allow them to avoid the discount to NAV that shareholders would currently realize if they sold their shares in the market. The Board believes shareholders will benefit when, following a sale of substantially all of the Fund’s securities, the Fund pays a dividend with the proceeds of such sale to shareholders since the returns received by shareholders will align with the value of the securities held by the Fund rather than the secondary market value of the Fund’s common stock.
3.	Tax Consequences. The Board considered the tax consequences of the Proposals for the Fund and shareholders, including the tax consequences related to the preferential tax treatment granted to the Fund under the Puerto Rico Internal Revenue Code of 2011, as amended (“PRIRC”). A discussion of the tax consequences considered by the Board can be found under the “General Income Tax Consequences” heading under the section titled, “Proposal 1: For the Fund to Cease Operations as an Investment Company” of this Proxy Statement.
4.	Lack of Viable Alternative Options. The Board considered alternatives to ceasing operations as an investment company, including converting the Fund from a closed-end fund to an open-end fund and a possible merger with and into an open-end fund and determined that these alternatives were not in the best interests of shareholders.

o     Conversion to an Open-End Fund. The Board believes that converting the Fund to an open-end fund would not effectively address the issues related to the high ongoing costs of the Fund and the current size of the Fund and could result in the Fund growing even smaller in light of potential redemptions in an open-end structure.

o     Merging with and Into an Open-End Fund. The Board believes that pursuing a Potential Merger is not a feasible option for the Fund at this time due to the expected timing, costs, uncertainties and other factors related to a Potential Merger and in light of the approaching Adviser Termination Date and ongoing operating expenses of the Fund.

Given the factors discussed above, the Board declares it unanimously advisable that the Fund seeks the approval of its shareholders to cease operations as an investment company and for the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. As a result, the Board recommends that shareholders of the Fund vote “FOR” Proposal 1 and “FOR” Proposal 2 at the Special Meeting for the Fund.

PROPOSAL 1: FOR THE FUND TO CEASE OPERATIONS AS AN INVESTMENT COMPANY

At a Board meeting held on [●], 2026, the Board declared it advisable that the Fund seek the approval of its shareholders to cease operations as an investment company. At the Special Meeting, shareholders of the Fund will be asked to vote for the Fund to cease operating as an investment company. The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal 1 at the Special Meeting for the Fund.

Impact on the Fund’s Status Under the 1940 Act

If the shareholders of the Fund approve Proposal 1, the Fund will apply for deregistration under the 1940 Act and cease doing business as an investment company (including ceasing to invest assets in accordance with the Fund’s investment objectives). Although there is no assurance that the SEC will issue such an order or that such approval will be granted, it is expected that the SEC will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. The Fund will publicly announce important dates with respect to the deregistration of the Fund if and when they are determined.

If shareholders of the Fund do not approve Proposal 1, the Fund likely will continue to be subject to the 1940 Act and continue to exist in accordance with its stated investment objectives and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting Proposal 1 or alternative plans to shareholders for consideration.

Regulatory Effects of Deregistration

As a registered investment company, the Fund is subject to regulation under the 1940 Act. The 1940 Act, among other things, (i) regulates the composition of the Board; (ii) regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Fund and affiliated persons, including Directors and officers of the Fund or affiliated companies, unless such transactions are exempted by the SEC; (iv) prohibits the issuance of common stock at less than NAV; (v) regulates the form, content and frequency of financial reports to shareholders; (vi) requires the Fund to carry its assets at fair value rather than at cost in financial reports; (vii) requires that the Fund files with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (viii) prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its shareholders; (ix) provides for the custody of securities and bonding of certain employees; (x) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; and (xi) regulates the manner in which repurchases of shares may be effected.

Changes to Rights of Shareholders. As a registered investment company, the Fund is subject to the provisions of, and the rules and regulations under, the 1940 Act, which impose restrictions on its business and investment activities. After the Fund ceases operations as an investment company, the Fund will not be registered under the 1940 Act and, thus, shareholders of the Fund will not be afforded certain regulatory protections, including those that require: restrictions on borrowing and issuing senior securities; prohibition of certain transactions with affiliates; filing of a registration statement containing fundamental investment policies and shareholder approval of changes to such policies; dividend distributions and share repurchases conforming to certain rules; every share of common stock the Fund issues to be voting stock with voting rights equal to those of every other outstanding voting stock; banks to maintain custody of assets; and fidelity bonding.

If shareholders approve Proposal 1 for the Fund and it ceases operations as an investment company, the Fund would no longer be subject to the foregoing regulation, all of which is designed to protect the interests of shareholders. If shareholders approve Proposal 2 for the Fund, the Board anticipates that the Fund will distribute the proceeds as soon as practicable and prior to applying for deregistration under the 1940 Act.

General Income Tax Consequences

This discussion is based on the provisions of the PRIRC and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If Proposal 1 for the Fund is approved and the Fund ceases operations as an investment company, the Fund will no longer be considered a “Registered Investment Company” for purposes of Subchapter B of Chapter 11 of Subtitle A of the PRIRC and will be subject to Puerto Rico income taxes as a regular corporation as of the date of deregistration.

Accordingly, the Fund will no longer be exempt from the income taxes imposed by the PRIRC on regular corporations regardless of whether the Fund complies with the “90% Distribution Requirement” established under Section 1112.01(a)(2) of the PRIRC. As a regular corporation under the PRIRC, the Fund will also need to take into account, for purposes of determining its net income, capital gains and losses and interest income that is exempt under the PRIRC.

As a regular corporation, dividends paid by the Fund will be taxed under the general provisions of the PRIRC. Such general provisions currently provide for dividends that are paid to Puerto Rico individuals to be subject to a 15% withholding tax (the “15% Withholding Tax”). Such dividends may also cause a Puerto Rico individual to be subject to the Alternate Basic Tax of the PRIRC.

The 15% Withholding Tax must be withheld by the Fund and paid to the Puerto Rico Treasury Department. However, a Puerto Rico individual may elect not to be subject to the 15% Withholding Tax in which case the dividends paid by the Fund to the Puerto Rico individual will not be subject to withholding but will be subject to regular individual income taxes.

Puerto Rico corporations receiving dividends will be taxed on such dividends at the regular corporate tax rates established by the PRIRC but will be entitled to claim an 85% dividend received deduction with respect to such distributions.

If a dividend is paid to shareholders with the proceeds of the sale of substantially all of the Fund’s securities following the approval of Proposal 2, and prior to the deregistration of the Fund under the 1940 Act, qualifying shareholders will continue to receive the preferential tax treatment granted under the PRIRC.

The Fund believes that the proposed dividend payments to shareholders will more likely than not be deemed “liquidating distributions” for purposes of the PRIRC. Although the preferential tax treatment granted to the Fund under the PRIRC will still apply in this case, this means that, for Puerto Rico income tax purposes, a Puerto Rico shareholder’s receipt of his or her share of a “liquidating distribution” from the Fund will be a taxable event in which the shareholder will generally be viewed as having sold his or her shares in exchange for an amount equal to the cash received.

Accordingly, each Puerto Rico shareholder generally will recognize gain (or loss) for Puerto Rico income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder’s adjusted tax basis in his or her Fund shares. If any gain (or loss) is recognized for Puerto Rico income tax purposes, such gain (or loss) will be treated as a long-term capital gain (or loss) if the shareholder held the Fund shares for more than one year and otherwise will generally be treated as a short-term capital gain (or loss).

The Board considered the tax consequences of the proposed dividend payment to shareholders, including the fact that shareholders who have a gain on their shares would recognize a capital gain, and those shareholders who reflect a loss on their shares after the distribution would recognize a loss for Puerto Rico income tax purposes.

Required Vote

The holders of common stock of the Fund will vote together as a single class on Proposal 1, which provides for the Fund to cease operations as an investment company.

To become effective, Proposal 1 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

Board Recommendation

For the reasons set forth above, the Board unanimously recommends that shareholders vote “FOR” Proposal 1 on the enclosed proxy card(s).

PROPOSAL 2: FOR THE FUND TO, FOLLOWING A SALE OF SUBSTANTIALLY ALL OF THE FUND’S SECURITIES, PAY A DIVIDEND WITH THE PROCEEDS OF SUCH SALE TO SHAREHOLDERS

The Board believes it to be in the best interest of shareholders for the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders to the maximum extent permitted by applicable law. The proceeds of each sale will remain in the Fund as cash or cash equivalents or other short-term assets until the dividend(s) are paid to shareholders. At the Special Meeting, shareholders of the Fund will be asked to vote for the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal 2.

If shareholders approve Proposal 2, the Fund will set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable obligations of the Fund and make one or more dividend payments to shareholders to the maximum extent permitted by applicable law. The amounts of the dividend(s) to be paid to shareholders of the Fund will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below.

If shareholders approve Proposal 2, the Board anticipates that the Fund will distribute the proceeds as soon as practicable and prior to applying for deregistration under the 1940 Act. As long as the securities are sold and dividends are declared and paid while the Fund remains registered under the 1940 Act, both the Fund and its shareholders will continue to receive the preferential tax treatment granted to the Fund under the PRIRC.

As described under the section “General Income Tax Consequences,” Puerto Rico residents may be subject to Puerto Rico income taxes following the dividend payment made by the Fund. However, such dividend payment will not become a taxable event for shareholders until such time as dividends are actually declared and paid by the Fund.

Additional Considerations with Respect to the Proposed Dividend Plan

In addition to the other information contained in this Proxy Statement, you should consider the following factors in determining whether to approve, following a sale of substantially all of the Fund’s securities, the payment of a dividend with the proceeds of such sale to shareholders.

If approved by shareholders, the Fund intends to pay an initial dividend to shareholders as soon as practicable after shareholder approval (the “Target Date”).

The Fund is not able to predict at this time the length of time it would take to complete the dividend payment to shareholders. Notwithstanding the approval of Proposal 2 at the Special Meeting by shareholders of the Fund, the Fund is not able to predict when it will pay the dividend(s) to shareholders.

The liquidity and market price of the shares of common stock of the Fund could decrease. While the Fund will retain the proceeds of the sale of securities, the market capitalization of the shares of common stock of the Fund may diminish. Market interest in the shares of common stock of the Fund may also diminish. This could reduce the market demand for, and liquidity and price of, the shares of common stock of the Fund, which may adversely affect the market price of the shares of common stock of the Fund.

Dividend Amounts

On [•], 2026, the NAV per share of the Fund was: $[•]. The NAV per share of the Fund may change before the Special Meeting. The amounts of the dividend(s) to be paid to shareholders of the Fund will be reduced by the ordinary expenses, liabilities of the Fund and statutory limits on dividends that may be declared by the board of directors of a corporation under Puerto Rico law. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for shareholders. The Fund will bear the costs and expenses incurred by it in carrying out the dividend payments to shareholders.

Required Vote

The holders of common stock of the Fund will vote together as a single class on Proposal 2, which provides that the Fund will, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

To become effective, Proposal 2 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

Board Recommendation

For the reasons set forth above, the Board unanimously recommends that shareholders vote “FOR” Proposal 2 on the enclosed proxy card(s).

Legal Proceedings

On February 28, 2022, the Fund and seven other funds filed a complaint against Ocean Capital and certain other defendants in the U.S. District Court for the District of Puerto Rico (the “District Court”), captioned Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). The Federal Securities Litigation alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds, including the Fund’s 2021 Annual Meeting, violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On August 10, 2023, the magistrate judge in the Federal Securities Litigation issued a report recommending dismissal of the Fund’s claims. On September 8, 2023, the District Court issued a decision and order adopting that report in full, and entering judgment closing the case, without addressing Ocean Capital’s Amended Counterclaims. Ocean Capital’s Amended Counterclaims relate to three other funds in the litigation. On September 11, 2023, the court vacated its judgment following a request from Ocean Capital that the court clarify and amend its judgment to account for Ocean Capital’s Amended Counterclaims. On September 13, 2023, the court issued an order dismissing the Fund’s claims and retaining jurisdiction as to Ocean Capital’s Amended Counterclaims.

On September 22, 2023, the Fund filed a Motion requesting the court enter final judgment, which would permit the Fund to pursue an appeal of the dismissal of the Federal Securities Litigation, and a stay of all proceedings in the interim. On October 26, 2023, the District Court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation. On October 30, 2023, Ocean Capital filed a motion seeking expedited relief from the magistrate judge.

On May 13, 2024, the magistrate judge issued a Report and Recommendation which recommended issuing on order granting relief on Ocean Capital’s Counterclaims and entering a stay of that order through the final resolution of the funds’ appeal in the First Circuit Court of Appeals (the “First Circuit”). On May 24, 2024, Ocean Capital filed objections to the magistrate judge’s Report and Recommendation, arguing that a stay pending appeal should not issue. On June 7, 2024, the funds filed a response to Ocean Capital’s objections. On June 10, 2024, Ocean Capital filed a motion for leave to file a reply in support of its objections.

On July 11, 2024, the District Court adopted the magistrate judge’s Report and Recommendation in part, entering judgment in favor of Ocean Capital on its Amended Counterclaims but denying the Fund’s Motion for Stay. On July 12, 2024, the District Court entered Final Judgment.

On July 12, 2024, the funds filed a Notice of Appeal to the First Circuit. On July 16, 2024, the funds filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the First Circuit. On July 17, 2024, the First Circuit issued an order staying the District Court’s Order and Final Judgment until further order, and set a briefing schedule for the appeal.

On September 10, 2024, argument was held in the First Circuit regarding the funds’ appeal.

On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. Because the First Circuit affirmed the dismissal of the claims alleging securities law violations, it also affirmed the District Court’s judgment in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s director nominees at those funds.

On July 8, 2025, Ocean Capital submitted an application to the District Court for an award of approximately $5.8 million in fees and expenses incurred in connection with the litigation. The funds opposed Ocean Capital’s application on September 15, 2025 and the District Court issued an opinion and order denying Ocean Capital’s application on February 20, 2026.

GENERAL

The Board knows of no other matters that are intended to be brought before the Special Meeting. As this is a special meeting, no additional business may be conducted beyond items listed in the Notice of Special Meeting. If, however, any other matters, including adjournments, are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or over the internet.

By order of the Board,

Ivelisse M. Ortiz Moreau

Secretary

FUND’S FISCAL YEAR END AS OF THE RECORD DATE

Fund	Fiscal Year End
Puerto Rico Residents Tax-Free Fund IV, Inc.	August 31

OWNERSHIP OF SHARES OF THE FUND

Shares Outstanding

Only shareholders of record of the Fund as of the close of business on the Record Date are entitled to notice of and to vote at the Fund’s Special Meeting. As of the Record Date, the following shares of common stock and preferred stock were issued and outstanding for the Fund:

	Common Stock	Preferred Stock
Puerto Rico Residents Tax-Free Fund IV, Inc.	9,182,556	None

Security Ownership Of Certain Beneficial Owners and Directors

The following tables set forth certain information with respect to the beneficial ownership of the Fund’s shares of common stock as of the Record Date for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares of common stock;
●	each of the Fund’s named executive officers;
●	each of the Fund’s Directors; and
●	all of the Fund’s current executive officers and Directors as a group.

Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or a class of shares of the Fund, or who are otherwise deemed to “control” the Fund, may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Puerto Rico Residents Tax-Free Fund IV, Inc.

Name and Address of Beneficial Owner	Number of Shares	% of Class
Ocean Capital LLC (1)	[636,494]	[6.9]%
Directors
Brent D. Rosenthal (2)	0	*
José R. Izquierdo II (2)	0	*
Ethan A. Danial (2) (3)	[441,808]	[4.8]%
Ian McCarthy (2)	0	*

Officers
Ivelisse M. Ortiz Moreau (Secretary) (2)	0	*
[Mariela Torres (Chief Compliance Officer) (4)]	[0]	[*]
All Officers and Directors as a Group (9 persons)	[●]	[●]%

*	Represents beneficial ownership of less than one percent (1%).

(1)	According to a Schedule 13D/A filed with the SEC on July 11, 2025, Ocean Capital has shared voting and dispositive power with respect to the [636,494.00] shares of common stock held by it; and Mr. Hawk has shared voting and dispositive power with respect to [636,494.00] shares of common stock held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.
(2)	The address for each of the Directors and officers, [except for Ms. Mariela Torres], is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.
(3)	RAD Investments, LLC has shared voting and dispositive power with respect to the 441,708 shares of common stock held by it. By virtue of his capacity as a manager of RAD Investments, LLC, Ethan A. Danial may be deemed to beneficially own the shares held by RAD Investments, LLC. According to a Schedule 13D/A filed with the SEC on September 25, 2024, the business address of RAD Investments, LLC is 954 Avenida Ponce De Leon, Suite 204 San Juan, Puerto Rico, 00907.
(4)	The address for Ms. Mariela Torres is Matoco LLC, 1680 Calle Orinoco Urb. El Cerezal, San Juan, Puerto Rico 00926.

SUBMISSION OF SHAREHOLDER PROPOSALS

PRRTFF IV

The Fund currently expects to hold its next annual meeting of shareholders on or about December 18, 2026, which is subject to change.

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Shareholders of the Fund (the “2026 Annual Meeting”), the Fund’s Secretary must have received the written proposal at the Fund’s principal executive offices not later than August 31st, 2026. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials, and the inclusion of such proposals will apply only if the Fund has not yet deregistered under the 1940 Act and is not at such time subject to the Exchange Act.

As provided for in the Fund’s Bylaws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and Bylaws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. To be timely for the 2026 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2026 Annual Meeting shall be delivered to the Fund’s Secretary at the Fund’s principal executive office no later than November 18, 2026. Any shareholder who gives notice of any such proposal must deliver the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director must deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2026 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2026 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or any individual Director should write to the Fund to the attention of Ivelisse M. Ortiz Moreau, Secretary of the Fund, at the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director it will be sent to the Chair of the Nominating and Corporate Governance Committee and the outside counsel to the independent Directors for further distribution as deemed appropriate by such persons.

Shareholders with complaints or concerns regarding accounting matters may address letters to the Secretary of the Fund, Ivelisse M. Ortiz Moreau. Shareholders who are uncomfortable submitting complaints to the Secretary may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

METHOD OF SOLICITATION AND EXPENSES OF PROXY; PARTICIPANTS INFORMATION

The cost of preparing, printing and mailing this Proxy Statement, accompanying notice of special meeting and the accompanying proxy card for the Fund will be borne by the Fund. In addition to soliciting proxies by mail, the Fund may have one or more of the Fund’s Directors, officers, representatives or compensated third-party agents, aid in the solicitation of proxies by telephone, facsimile, electronic mail, text message, internet, and other electronic means and by personal solicitation, and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

The Fund has retained [•] (“[•]”) to provide solicitation and advisory services in connection with this solicitation. [•] will be paid a fee not to exceed [•] based upon the solicitation and advisory services provided and will be borne by the Fund. In addition, the Fund will reimburse [•] for certain documented, out-of-pocket fees and expenses and will indemnify [•] against certain liabilities and expenses.

[•] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

Shareholders may also be solicited by advertisements in periodicals, press releases issued by the Fund, letters from the Fund to shareholders, postings on the Fund’s website and/or other websites, including, without limitation, social media websites. Unless expressly indicated otherwise, information contained on the Fund’s website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Under applicable regulations of the SEC, each of the Directors is a “participant” in this proxy solicitation on behalf of the Board. There are no executive officers of the Fund who are Participants. For information on the number of the Fund’s securities beneficially owned by each Participant, please see the section titled, “Ownership of Shares of the Fund.” Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Other than as set forth in this Proxy Statement, no Director or officer (including any Director or officer that has served since the beginning of the Fund’s last fiscal year (as listed in the section titled, “Fund’s Fiscal Year End as of the Record Date”)), or any associate thereof, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. [•] does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 23, 2026

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints each of Ethan A. Danial and [•] as attorneys and agents with full power of substitution, to vote all shares of common stock of Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (the “Fund”), that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Fund scheduled to be held on [●], 2026, at [●] (Eastern Time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the Special Meeting, including any motions to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment, postponement or substitution thereof that are unknown to the Board of Directors of the Fund a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements thereof).

IF YOU SUBMIT A VALIDLY EXECUTED PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, SUBJECT TO APPLICABLE LAW. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” THE FUND TO CEASE OPERATIONS AS AN INVESTMENT COMPANY. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 2, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” FOLLOWING A SALE OF SUBSTANTIALLY ALL OF THE FUND’S SECURITIES, THE PAYMENT OF A DIVIDEND WITH THE PROCEEDS OF SUCH SALE TO SHAREHOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE POSTAGE-PAID ENVELOPE PROVIDED

(continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Puerto Rico Residents Tax-Free Fund IV, Inc. stock for the upcoming Special Meeting of Shareholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet Please access www.proxyvote.com. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.
Submit your proxy by Telephone Please call toll-free in the U.S. or Canada at [●] on a touch-tone phone. You will be required to provide the unique control number printed below.
CONTROL NUMBER:

You may vote by phone or Internet 24 hours a day, 7 days a week.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Submit your proxy by Mail Please complete, sign, date and return the proxy card in the envelope provided to: Broadridge P.O. Box 1342, Brentwood, NY 11717.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS

1. For the Fund to cease operations as an investment company.

☐  FOR

☐  AGAINST

☐  ABSTAIN

2. For the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

☐  FOR

☐  AGAINST

☐  ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on [●], 2026, and the accompanying Proxy Statement.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE

ONLY VALID IF SIGNED. Please sign EXACTLY as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date: _______________________

____________________________

(Name of shareholder)

____________________________

(Signature)

____________________________

(Title, if applicable)